Exhibit 23
                                   Form 8-K, Commission File
                                               Number 1-3671




           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





          As independent public accountants, we hereby consent to the use of our report on the financial statements of Bath
Iron Works Corporation included in this Form 8-K and the incorporation of our report into General Dynamics Corporation's previously filed registration statements on Form S-8 file numbers 33-23448, 2-23904, 2-23032, 2-28952, 2-50980, 2-24270 and 2-88053.



                                              ARTHUR  ANDERSEN LLP





Boston, Massachusetts
September 25, 1995